CFS INVESTMENT TRUST

Supplement dated March 19, 1996
to Prospectus dated September 1, 1995

Designation of Shares as Class A Shares

  The Trust's Agreement and Declaration of Trust has been amended to permit the issuance of more than one class of shares of each Fund. Since it is likely that in the future one or more classes of shares will be issued by one or more Funds, all currently outstanding shares of each Fund have been designated as Class A shares of that Fund, and all shares offered by this prospectus will be Class A shares of the respective Funds.

  If you hold a certificate representing shares of a Fund, that certificate will continue to represent the same number of Class A shares of that Fund; the Trust has discontinued issuing share certificates.

Sales Commission Waiver

  The following persons or entities, in addition to those described on pages 18-19 of the prospectus, may purchase shares of a Fund at net asset value without payment of any sales commission, upon written assurance that the purchase is made for investment purposes and that the shares will not be sold except through redemption by the Fund; (a) any investor purchasing shares upon the recommendation of an investment consultant to which the investor pays a fee for services relating to investment selection; (b) any investor who purchases shares of a Fund by exchange of Cash Account Shares previously purchased through use of the exchange privilege; (c) any employee benefit plan having more than 200 eligible employees or a minimum of $1 million of plan assets invested in the Funds; (d) any employee benefit plan through an intermediary that has signed a participation agreement with CFS specifying certain asset minimums and qualifications, and marketing, program and trading restrictions; and (e) any insurance company separate account used to fund annuity contracts for employee benefit plans that in the aggregate have more than 200 eligible employees or a minimum of $1 million in plan assets invested in the Funds.
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